united states

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2015

Astoria Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA BANK PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At meetings of the Boards of Directors of Astoria Financial Corporation (the “Company”) and its wholly owned subsidiary, Astoria Bank (the “Bank”) held July 22, 2015, the directors of both organizations each appointed Mr. Robert Giambrone to serve on their respective Board of Directors. In each case, Mr. Giambrone was appointed, effective July 22, 2015, to the class of directors who will serve until the respective annual meeting of shareholders of the Company and the Association held in 2016, and, in any case, until their successors are duly elected and qualified.

In addition, at its meeting held on July 22, 2015, the Board of Directors of the Company adopted a resolution, increasing the size of the Board of Directors of the Company effective July 22, 2015, from seven to eight directors, thereby creating a vacant seat to which Mr. Giambrone has been appointed.

At its meeting, also held on July 22, 2015, the Board of Directors of the Bank adopted an amendment to the Bylaws of the Association, effective July 22, 2015, increasing the size of the Board of Directors of the Association from seven to eight directors, thereby creating a vacant seat to which Mr. Giambrone has been appointed. This Bylaw amendment, although effective as noted herein, is subject to notice to and non-objection by the Office of Comptroller of the Currency.

Mr. Giambrone was not appointed to serve on any committees of the Board of Directors of the Company at this time.

Also, the Compensation Committee of the Company awarded to Mr. Giambrone, as a new director, 2,000 shares of restricted Company common stock (par value $0.01 per share) as a discretionary grant pursuant to the Astoria Financial Corporation 2007 Non-Employee Director Stock Plan, which was previously approved by the Company’s shareholders. The shares awarded, which include both dividend and voting rights, will vest on July 23, 2018, or earlier upon Mr. Giambrone’s death, disability or Mandatory Retirement or Involuntary Termination, both as defined in the Plan, or in the case of a Change in Control, as also defined in the Plan.

Mr. Giambrone has no direct or indirect interest in any transactions which would require disclosure by the Company pursuant to Securities and Exchange Commission Regulation S-K Item 404(a).

A press release announcing Mr. Giambrone’s election to the Board of Directors of the Company and the Bank and describing his background is attached as Exhibit 99.1 and is incorporated by reference herein.

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Item 9.01 Financial Statement and Exhibits,

(d)	Exhibits

The following Exhibit is filed as part of this report:

Exhibit 99.1	Press release dated July 23, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

	By:	/s/ Alan P. Eggleston
Alan P. Eggleston
Senior Executive Vice President
and Chief Risk Officer

Dated: July 23, 2015

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EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated July 23, 2015.

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